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                                                                  EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-86651) and the related Prospectus of Vista Medical Technologies, Inc. for the registration of 7,000,000 shares of its common stock.

                                                         ERNST & YOUNG LLP

                                                       /s/ ERNST & YOUNG LLP
San Diego, California
March 30, 2000